EX.99.906
EXHIBIT (B)

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of PIC Growth Portfolio, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of PIC Growth Portfolio for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of PIC Growth Portfolio for the stated period.




/S/ THOMAS M. MITCHELL                            /S/ WILLIAM T. WARNICK
-----------------------                           ----------------------
Thomas M. Mitchell                                William T. Warnick
President                                         Vice President and Treasurer
PIC Growth Portfolio                              PIC Growth Portfolio



Dated: December 22, 2003


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PIC Growth Portfolio for purposes of the Securities Exchange Act of 1934.

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